SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 30, 2009
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                               RONSON CORPORATION
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             (Exact name of registrant as specified in its charter)

         New Jersey                     1-1031                   22-0743290
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)           Identification No.)

     Corporate Park III, Campus Dr., P.O. Box 6707, Somerset, NJ 08875-6707
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             (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code (732) 469-8300
                                                   --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                                                          Page 2

                               RONSON CORPORATION
                                 FORM 8-K INDEX


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    ITEM   1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.......................3

    ITEM   2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN
                   OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF
                   A REGISTRANT................................................3

    ITEM   5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION
                   OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS;
                   COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS...............3

    ITEM   5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS,
                   CHANGE IN FISCAL YEAR.......................................4

    ITEM   8.01 OTHER EVENTS...................................................4

    ITEM   9.01 FINANCIAL STATEMENTS AND EXHIBITS..............................5



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1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

(a) On March 30, 2009, Ronson Corporation (the "Company") and its wholly-owned subsidiaries, Ronson Aviation, Inc., Ronson Consumer Products Corporation and Ronson Corporation of Canada Ltd. (collectively, the "Borrowers"), entered into a forbearance agreement (the "Forbearance Agreement") with their principal lender, Wells Fargo Bank, National Association ("Wells Fargo"), under which Wells Fargo has agreed not to assert existing events of default under the Borrowers' credit facilities with Wells Fargo through April 24, 2009, or such earlier date determined under the Forbearance Agreement. The forbearance period (the "Forbearance Period") may terminate earlier if, among other events, the Borrowers breach the Forbearance Agreement, additional events of default occur under the credit facilities with Wells Fargo, the Borrowers fail to employ a Chief Restructuring Officer or the Borrowers fail actively to pursue alternative financing or divestiture of the Company's aviation division.

         During the Forbearance Period, Wells Fargo will make available to the domestic Borrowers an overadvance facility in the amount of up to $500,000 to supplement the Borrowers' credit line, the maximum amount of which will be adjusted to $2 million. During the Forbearance Period, the Borrowers will continue to be obligated for interest at the default rate under the credit and term loan facilities with Wells Fargo, except for interest on overadvances that accrue at the bank's prime rate plus 8% per annum, in addition to a forbearance fee in the amount of $450,000 which will be charged as an advance under the credit line upon the earlier of the end of the Forbearance Period or repayment of all amounts owed to Wells Fargo.

         The summary of the Forbearance  Agreement set forth in response to this
         Item 1.01 is qualified by reference to the full text of the agreement attached as Exhibit 10.1. The text of Item 5.02 of this Current Report on Form 8-K, describing the agreement entered into by the Company with respect to engagement of a Chief Restructuring Officer, and the Company's press release issued March 30, 2009 in the form attached as
         Exhibit 99.1, are incorporated by reference to this Item 1.01.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

(a) The text of Item 1.01 of this Current Report on Form 8-K is incorporated by reference to this Item 2.03.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(c) On March 30, 2009, the Company retained Joel Getzler, of Getzler Henrich & Associates LLC ("Getzler Henrich"), as Chief Restructuring Officer, with responsibility for operations, finance, accounting and related administrative issues, subject to the authority and reporting to the Company's Board of Directors. Getzler Henrich is a corporate turnaround and restructuring firm which, in addition to its operational restructuring focus, is experienced in restructuring, lender/credit relationship management and financing. Mr. Getzler, age 47, has been with Getzler Henrich since 1990, and acts as Vice Chairman of that firm. Mr. Getzler will act as Chief Restructuring Officer for the period during which Wells Fargo continues to make revolving advances to

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         the  Borrowers in an amount  sufficient  to fund their cash flow needs.
         The Company may terminate Mr. Getzler's appointment upon two business days' notice, and Getzler Henrich may terminate the appointment in the event the Company breaches its agreement with Getzler Henrich entered into on March 30, 2009, which supplements the Company's earlier consulting agreement with that firm (collectively, the "Engagement Agreement"), or upon such earlier date allowed under the Engagement Agreement.

         The Company will be obligated for fees and expenses to Getzler Henrich in connection with services provided by Mr. Getzler and his associates. Under the Engagement Letter, the Company will pay to Getzler Henrich a fee in the amount of $15,000 per week for the services of Mr. Getzler as Chief Restructuring Officer and hourly fees for Mr. Getzler's associates included under the Engagement Agreement, the aggregate amount of which will not exceed $130,000 for the initial four-week term under the Engagement Agreement. In addition, Getzler Henrich will be entitled to a signing bonus in the amount of $200,000.

         During the term of the Engagement Agreement, payments against accrued amounts, including the signing bonus, will be made to Getzler Henrich in the amount of $10,000 each week. All accrued amounts, together with the amount of $190,000 owed to Getzler Henrich in fees prior to the appointment of Mr. Getzler, will become due upon specified liquidity events, but no later than August 31, 2009, or earlier if the Company is not in compliance under the Engagement Agreement. All amounts owed to Getzler Henrich are secured by a collateral interest in those assets pledged to Wells Fargo, subordinated to the interest of Wells Fargo. During the term of the Engagement Agreement, payment of salaries, fees, perks and expenses to members of the Company's Board of Directors, including its President and Chief Executive Officer, will be deferred.

         The summary of the  Engagement  Agreement set forth in response to this
         Item 5.02 is qualified by reference to the full text of the agreement attached as Exhibit 10.2. The Company's press release issued March 30, 2009 in the form attached as Exhibit 99.1 is incorporated by reference to this Item 5.02.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS, CHANGE IN FISCAL YEAR

(a) Effective March 30, 2009, the Company amended its by-laws to provide for the office of Chief Restructuring Officer, as retained pursuant to the Engagement Agreement.

ITEM 8.01 OTHER EVENTS

         The Company announced that it has initiated plans to divest Ronson Aviation, Inc. ("Ronson Aviation"), its wholly-owned subsidiary engaged as a fixed-base operator at Trenton-Mercer Airport. Ronson Aviation provides aircraft fueling and servicing, avionics sales, aircraft repairs and maintenance, hangar and office leasing and related services.

         The Company is in the process of procuring purchasers so as to maximize the value of Ronson Aviation, permit it to satisfy outstanding indebtedness, including to Wells Fargo, and provide working capital to support and focus on its consumer products business. The Company's objective is to consummate a transaction prior to the end of the second

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         quarter,   subject  to  identifying  and  reaching   agreement  with  a
         prospective purchaser, obtaining shareholder approval and meeting other conditions that may be contained in definitive documentation once negotiated.

         Pending consummation of a transaction, the Company will continue to effect cost reductions and seek sources of financing, without which the Company will not be able to fund current operations beyond the Forbearance Period. The Company does not have a commitment from Wells Fargo to extend the Forbearance Period beyond its current duration. The Company has previously reported that, in the event of acceleration of its indebtedness to Wells Fargo and its outstanding mortgage loans, as a result of existing defaults, the Company would not have sufficient cash resources to pay such amounts. There can be no assurance that the Company will be able to obtain an extension of its arrangements with Wells Fargo, arrange additional financing or complete its divestiture plans, within its anticipated time frame or on terms acceptable to it.

         The Company's press release issued March 30, 2009, in the form attached as Exhibit 99.1, is incorporated by reference to this Item 8.01.


Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements based on management's plans and expectations that are subject to uncertainty. Forward-looking statements are based on current expectation of future events. The Company cannot ensure that any forward-looking statement will be accurate. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual events could vary materially from those anticipated. Investors should understand that it is not possible to predict or identify all such factors and should not consider this to be a complete statement of all potential risks and uncertainties. The Company assumes no obligation to update any forward-looking statements as a result of future events or developments.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements: None

(b)      Pro Forma Financial Information: None

(c)      Shell Company Transactions: None

(d)      Exhibits:

         3(ii)    Amendment to Article IV of By-Laws of Ronson Corporation.

         10.1 Forbearance Agreement dated March 30, 2009 among Ronson Corporation, Ronson Consumer Products Corporation, Ronson Aviation, Inc., Ronson Corporation of Canada Ltd. and Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division.

         10.2 Engagement Agreement dated March 30, 2009 among Getzler Henrich & Associates, LLC, Ronson Corporation, Ronson Consumer Products Corporation and Ronson Aviation, Inc., together with Consulting Agreement dated January 6, 2009 between Getzler Henrich & Associates, LLC and Ronson Corporation.

         99.1 Ronson Corporation Press Release dated March 30, 2009, "Ronson Corporation Announces Plans to Divest Aviation Division, Execution of Lender Forbearance Agreement and Appointment of Chief Restructuring Officer".

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Ronson Corporation


                                                By      /s/ Daryl Holcomb
                                                    ----------------------------
                                                     Daryl Holcomb
                                                     Vice President,
                                                     Chief Financial Officer &
                                                         Controller
Dated:  April 1, 2009